UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 8, 2011 (June 29, 2011)

CARBON NATURAL GAS COMPANY

(Exact name of registrant as specified in its charter)

Delaware	000-02040	26-0818050
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Broadway, Suite 2020, Denver, Colorado	80290
(Address of principal executive offices)	(Zip Code)

(720) 407-7043

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Explanatory Note:  On July 6, 2011, Carbon Natural Gas Company (the “Company” or “Carbon”) filed a Current Report (the “Original Report”) on Form 8-K to report the final closing under the February 14, 2011 Asset Purchase Agreement, as amended (the “APA”) among Nytis Exploration Company LLC (“Nytis LLC,” the Company’s indirect subsidiary), as buyer, and The Interstate Natural Gas Company, LLC and certain related parties, as seller (hereafter collectively referred to as “ING”), of certain gas and oil assets (the “ING Assets”).  Carbon reported in the Original Report that an audit of the revenues and direct operating expenses of the ING Assets for the years ended December 31, 2010 and 2009 was underway and that the audited statements (along with the unaudited statement for completed interim periods) would be provided by an amendment to the Original Report.

The Original Report also provided that we would include an unaudited pro forma combined statement of operations for the most recent completed quarter (six months ended June 30, 2011) based on the unaudited statement of operations for Carbon for that period and the unaudited statement of revenues and direct operating expenses of the acquired ING Assets for that period and an unaudited pro forma combined statement of operations for the year ended December 31, 2010 based on the historical unaudited statements of operations of Carbon for the three months ended March 31, 2010 and the nine months ended December 31, 2010, the audited statement of operations of Nytis Exploration (USA) Inc. for the year ended December 31, 2010 and the audited statement of revenues and direct operating expenses of the ING Assets for the year ended December 31, 2010, together with pro forma adjustments to give effect to the ING Asset acquisition as if it occurred on January 1, 2010.

This report amends the July 6, 2011 Form 8-K to provide such financial statements.

Item 9.01       Financial Statements and Exhibits.

(a)     Financial statements of businesses acquired

Attached hereto as Exhibit 99.1 are the following:

•              Independent Auditors’ Report from Ehrhardt Keefe Steiner & Hottman PC

•              Audited Statements of Revenues and Direct Operating Expenses for the years ended December 31, 2010 and 2009

•              Unaudited Statements of Revenues and Direct Operating Expenses for the six months ended June 30, 2011 and 2010

•               Notes to the Statements of Revenues and Direct Operating Expenses for the years ended December 31, 2010 and 2009 and the six months ended June 30, 2011 and 2010

•              Unaudited Supplemental Oil and Gas Reserve Information as of December 31, 2010 and 2009

(b)     Pro forma financial information

Attached hereto as Exhibit 99.2 are the Unaudited Pro Forma Combined Statements of Operations for the six months ended June 30, 2011 and the year ended December 31, 2010 and the related notes showing the pro forma effects of the Company’s acquisition of the ING Assets.

(d)     Exhibits:

Exhibit No.	Description

99.1*	Historical financial information

99.2*	Pro forma financial information

*  Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARBON NATURAL GAS COMPANY

By:	/s/ Kevin D. Struzeski
Kevin D. Struzeski
Chief Financial Officer

Date:	September 8, 2011